Exhibit 99.1
Auto Analysts of New York Detroit Automotive Conference Detroit, Michigan January 13, 2005

Forward-Looking Statements Certain statements contained in this presentation constitute "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements represent Dana's expectations based on our current information and assumptions. Forward- looking statements are inherently subject to risks and uncertainties. Dana's actual results could differ materially from those that are anticipated or projected due to a number of factors. These factors include: national and international economic conditions; adverse effects from terrorism or hostilities; the strength of other currencies relative to the U.S. dollar; increases in commodity costs, including steel, that cannot be recouped in product pricing; the ability of our customers to achieve their projected sales and production levels; the continued availability of necessary goods and services from our suppliers; competitive pressures on our sales and pricing; the continued success of our cost reduction and cash management programs and of our long-term transformation strategy for the company; and other factors set out in our public filings with the Securities and Exchange Commission. Dana does not undertake to update any forward- looking statements in this presentation.

2004 Highlights Sold AAG - enhanced OE focus Balance sheet improvement New business wins Sarbanes-Oxley challenges Earnings were improved despite steel costs Reorganized business units to focus on fundamentals

Four Top-Line Growth Initiatives GOAL: Achieve best-in-class performance and become supplier of choice Deliver best quality products on-time to customers Add value-creating product innovations Repeat recent success increasing sales per customer Expand geographically in growth markets

Four Earnings Growth Opportunities Achieve cost savings goals and efficiencies Mitigate commodity price increases Continue strengthening cash flow and balance sheet Maximize margins through innovation and customer-focused execution

Dana's Product Capability

Two Focused Business Units Automotive Systems Group 0.75 Heavy Vehicle Technologies Group 0.25 Heavy Vehicle Technologies & Systems Group Automotive Systems Group Based on sales through nine months ended Sept. 30, 2004

Diverse Markets & Customer Base Goal: Continue to increase sales per customer Light Vehicle 0.6 Commercial 0.15 0.1 Off-Highway 0.1 Next 5: PACCAR, Navistar, Renault, Volvo Truck, Toyota Detroit Big 3 0.4411 Next 5 0.1684 Other 0.3905 Based on sales through nine months ended Sept. 30, 2004

Geographic Diversification 1999 2004* 2009 North America 0.783 0.663 0.5 Europe 0.151 0.195 0 South America 0.044 0.07 0 Asia - Pacific 0.022 0.072 0 Rest of World 0 0 0.5 GOAL Rest of World GOAL: 50% of Sales in North America by 2009 North America * Based on sales through nine months ended Sept. 30, 2004 North America Europe South America Asia-Pacific Rest of World 50/50

Anticipate Customers' Needs Emissions Vehicle Performance Safety Ride and Handling Fuel Economy Controlled noise, vibration, and harshness

Cumulative Net New Business Estimates based on Dana's review of the projected production schedules of our customers ASG HVTSG 2004 2005 2006 Pluses Minuses $355 Million Increase Since July, 2004 ($ Millions) (c) Dana Corporation. Dated January 13, 2005. Slide contains forward-looking information. Actual results may differ materially due to factors discussed on slide 2 21 Net $420M vs. 2003 Net $410M vs. 2004 Net $285M vs. 2005

2005 North American International Auto Show

23 Worldwide Production Launches

- BMW 5-Series AWD
- Cadillac STS-V
- Chevrolet Corvette Z06
- Dodge Charger
- Ferrari Superamerica
- Ford Fusion
- Ford F-150 Harley
- Honda Ridgeline
- Infiniti M45/M35
- Kia Rio
- Land Rover Range Rover Sport
- Lexus GX 470
- Lexus RX 330 Thundercloud
- Lincoln Mark LT
- Lincoln Zephyr
- Mercedes-Benz M-Class
- Mini Cooper S Automatic
- Mitsubishi Eclipse
- Mitsubishi Raider
- Saturn Sky
- Subaru B9 Tribeca
- Toyota Avalon
- Porsche 911 Carrera, Carrera S Cabriolet

19 of 23 vehicle launches contain Dana products

12
© Dana Corporation. Dated January 13, 2005.
DANA CORPORATION

JVs Enhance Performance & Capabilities Consolidated Sales 7.9 Non-Consolidated Sales 1.9 GETRAG - Germany Spicer SA - Mexico Based on sales from Continuing Operations through Dec. 31, 2003

2005 Steel Impact & Mitigation 2004 Estimated net impact of more than $70 million after tax 2005 Impact Estimated impact of $30 million after tax, net of recoveries Mitigation Customer recovery Cost cutting initiatives (c) Dana Corporation. Dated January 13, 2005. Slide contains forward-looking information. Actual results may differ materially due to factors discussed on slide 2 27

$375 $361 $250 (end of Q2) $431 Source: Tri-Cities Index Scrap Steel (#1 Bundled)

Cost Savings Via Relentless Efficiency Consolidate purchasing Promote lean manufacturing techniques Instill value engineering discipline Standardize administrative processes ROIC Working capital/sales Gross margin Assets/sales Productivity Metrics Initiatives

Capital Expenditures / ROIC 1999 0.142 2000 0.091 2001 0.024 2002 0.066 2003 0.074 2004 Est 0.09 Future 0.13 2005 Forecasted Spend - $325M Goal: 15% ROIC after tax over the cycle 1999 New Business 0.43 Operational Improvement 0.34 Repair / Replace 0.08 IT 0.05 Other 0.05 (c) Dana Corporation. Dated January 13, 2005. Slide contains forward-looking information. Actual results may differ materially due to factors discussed on slide 2 17

2005 Strategic Goals Reinvest in business New technologies New products Strategic JVs and acquisitions Accelerate improvement in cost and productivity Grow at twice the rate of the global vehicle market Improve cash flow and maintain a strong balance sheet

Benefits of Aftermarket Proceeds Strengthened balance sheet Net debt reduced by more than $400 million Through consent & tender offer, removed covenant restrictions on the old high-yield issues Issued new debt due in 2015 at 5.85% S&P/Fitch upgrades to investment grade Additional 2004 pension contribution Further consolidation of manufacturing plants

2005 Light Vehicle Production (Units Millions) (c) Dana Corporation. Dated January 13, 2005. Slide contains forward-looking information. Actual results may differ materially due to factors discussed on slide 2 39 2001 2002 2003 2004T 2005P 2006P 2007F East 415 443 20.5 21.8 22.7 23.9 575 2001 2002 2003 2004T 2005P 2006P 2007F East 477 466 1.9 2.4 2.6 2.7 451 2001 2002 2003 2004T 2005P 2006P 2007F East 48 55 15.9 15.8 15.8 16.1 75 2001 2002 2003 2004T 2005P 2006P 2007F East 278 260 19.6 20.5 20.7 21.3 358

2005 NAFTA Vehicle Production Class 5-7 Class 8 1999 241 333 2000 215 252 2001 176 146 2002 189 181 2003 196 177 2004T 232 253 2005P 256 293 2006P 266 337 Units (000's) Heavy (Class 8) + 15.8% Medium (Class 5-7) + 10.3% (c) Dana Corporation. Dated January 13, 2005. Slide contains forward-looking information. Actual results may differ materially due to factors discussed on slide 2 41

2003 2004T 2005P 2006P 2007F East 480 526 549 564 575 2003 2004T 2005P 2006P 2007F East 452 450 453 447 451 2003 2004T 2005P 2006P 2007F East 61 65 69 73 75 2005 Off-Highway Vehicle Production* 2003 2004T 2005P 2006P 2007F East 281 325 353 361 358 (c) Dana Corporation. Dated January 13, 2005. Slide contains forward-looking information. Actual results may differ materially due to factors discussed on slide 2 43 * Units in 1,000 for Wheeled Construction, Ag, Mining, Material Handling & Forestry

2005 Sales Outlook (c) Dana Corporation. Dated January 13, 2005. Slide contains forward-looking information. Actual results may differ materially due to factors discussed on slide 2 45 $ Millions

Evolution of 2005 EPS Goal 2004 Guidance Volume Net New Business Interest Expense DCC Aftermarket Steel Cost Reductions/Other 2005 EPS Goal 243 263 293 308 258 228 228 243 20 30 25 15 243 10 50 30 (c) Dana Corporation. Dated January 13, 2005. Slide contains forward-looking information. Actual results may differ materially due to factors discussed on slide 2 47

2005 Free Cash Flow Outlook (c) Dana Corporation. Dated January 13, 2005. Slide contains forward-looking information. Actual results may differ materially due to factors discussed on slide 2 49 $ Millions, with DCC on an Equity Basis

2005 Strategic Goals Reinvest in business New technologies New products Strategic JVs and acquisitions Accelerate improvement in cost and productivity Grow at twice the rate of the global vehicle market Improve cash flow and maintain a strong balance sheet

www.dana.com

$160 125 $285 ASG $360 $270 HVTSG 60 140 TOTAL $420 $410 Dana's Net New Business 2004 2005 2006 ($ Millions) $ (80) 120 $40 ASG $360 $200 HVTSG 60 100 TOTAL $420 $300 Dec-2004 July-2004 $355M (c) Dana Corporation. Dated January 13, 2005. Slide contains forward-looking information. Actual results may differ materially due to factors discussed on slide 2 55